UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): June 14, 2005

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222,		94111
San Francisco, California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 733-4000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 14, 2005, the ABM Industries, Incorporated (“ABM”) and Henrik C. Slipsager, President & Chief Executive Officer of ABM entered into a new employment agreement. The new agreement has a term ending October 31, 2008. The terms of Mr. Slipsager’s compensation are unchanged, with a base salary of $677,950 and a target bonus of 50% of base salary, which may range from 0% to 150% of the target based on Mr. Slipsager’s performance. The performance criteria for fiscal 2005 are those reported in ABM’s Form 8-K Current Report dated March 24, 2005. The remaining provisions of the agreement contain substantially the same terms and conditions as Mr. Slipsager’s previous employment agreement, including non-competition, post-employment non-solicitation of customers and employees, and confidentiality with additional terms related to mutual non-disparagement, cooperation on litigation matters subsequent to termination, and revised terms related to the arbitration of any post-employment disputes.

On June 14, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) granted the following executive officers stock options under the 2002 Price-Vested Stock Option Plan to purchase the number of shares of the Company’s common stock set forth beside each officer’s name:

Henrik C. Slipsager	250,000
President & Chief Executive Officer

William T. (“Terry”) Petty	50,000
Executive Vice President & Chief Operating Officer

James P. McClure	125,000
Executive Vice President & President, ABM Janitorial Services

George B. Sundby	50,000
Executive Vice President & Chief Financial Officer

Linda S. Auwers	75,000
Senior Vice President & General Counsel

Steven M. Zaccagnini	100,000
Senior Vice President & President, ABM Facility Services

David L. Farwell	50,000
Vice President & Treasurer

The exercise price for the shares under the June 14, 2005 grants is $18.30, the “Fair Market Value” of a share of the Company’s common stock at the time of grant. The shares will vest within the first four years after the date of grant if the Fair Market Value of the Common Stock for 10 trading days in any period of 30 consecutive trading days (a) equals or exceeds $23 with respect to 50% of the shares or (b) equals or exceeds $26 for the remaining shares. To the extent that accelerated vesting does not occur, the options will vest on June 14, 2013.

Item 1.02 Termination of a Material Definitive Agreement

On June 14, 2005, the employment agreement effective as of November 1, 2003 between ABM and Mr. Slipsager terminated and was replaced by the agreement dated June 14, 2005, which is discussed under Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: June 15, 2005	By:	Linda S. Auwers
Linda S. Auwers
Senior Vice President & General Counsel